UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2015

Date of reporting period: June 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Semiannual Report

June 30, 2015

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 – 18	Notes to Financial Statements

19 – 21	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

22 – 23	Privacy Policy

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

Despite a period of weakness early in the year, the US economy again expanded as the six-month fiscal reporting period ended June 30, 2015 progressed. While growth in many developed foreign countries was far from robust, there were some signs of progress, partially due to highly accommodative monetary policy. Against this backdrop, global equities posted positive returns, whereas the global bond market declined during the reporting period.

For the six-month reporting period ended June 30, 2015, the NFJ Dividend Value Portfolio (the “Portfolio”) returned -2.02%, underperforming the -0.61% return for the Russell 1000 Value Index.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised annual pace of 2.1% during the fourth quarter of 2014. The US economy then moderated during the first quarter of 2015, as the US Commerce Department reported that GDP grew at an annual pace of 0.6%. However, US economic activity then improved, as the Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.3% for the second quarter of 2015.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, but it appeared to move closer to its first rate hike in nearly a decade. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Then, at its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the US was mixed during the reporting period. Anemic growth and concerns of deflation in the euro zone caused the European Central Bank (“ECB”) to announce that, beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, if not longer. Early indications are that the ECB’s actions have helped to spur modest growth. The Bank of Japan (“BoJ”) also maintained a highly accommodative monetary policy. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China (“PBoC”) lowered rates four times during the reporting period in an effort to stimulate growth. Its most recent action in June 2015 pushed rates down to 4.85%.

2

Outlook

While there have been signs of progress, Greece will likely remain a headline-generator for some time. While we expect continued volatility and acknowledge the potential for a “Grexit,” Greece exiting the euro or possibly even the European Union, the balance of risks appears containable and may present buying opportunities.

Looking beyond geopolitics, global macroeconomic data remain consistent with a moderate pace of growth heading into the second half of 2015. From an inflation standpoint, if the current trend holds, easier year-over-year comparables may cause a marked uptick in inflation in the industrialized world by early 2015, a development that may be under-appreciated by some investors.

Despite the changing economic environment, money and bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond-market liquidity, could result in more volatility as we get closer to interest rate “lift-off.” While this volatility may also affect equities more than bonds, stocks should see support from improving economic growth.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager, and NFJ Investment Group LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2015 through June 30, 2015, as provided by Krysta Hill, NFJ Product Specialist Associate.

Portfolio Insights

For the reporting period ended June 30, 2015, the NFJ Dividend Value Portfolio (the “Portfolio”) returned -2.02%, underperforming the Russell 1000 Value Index (the “benchmark index”), which returned -0.61%.

Market Environment

The benchmark index which tracks value investments was negative against a backdrop of uncertainty regarding the Fed’s timing for raising interest rates and an increasingly politicized dialogue regarding the Greek debt crisis. Markets continued to favor the growth investing style, as the benchmark index returned -0.61%, while the Russell 1000 Growth returned 3.96%, beating the Value Index by more than 450 basis points for the trailing six month period. In March 2015, the Dollar Index, which quantifies the value of the greenback against a basket of major currencies, increased to heights not seen in more than a decade as developed markets currencies continued to depreciate against the dollar in the face of European and Japanese quantitative easing programs. The rising currency took a toll on some company sales and profits as overseas sales looked smaller when converted into US dollars. In its attempt to maximize employment and stabilize prices, the Fed confirmed in June that “conditions for a rate hike have not yet been achieved.” At the close of the second quarter, the crisis deteriorated further as Greece defaulted on its €1.55 billion ($1.73 billion) June 30th International Monetary Fund payment and became ineligible for Emergency Liquidity Assistance for the first time in over five years. The concerns over a potential exit from the euro zone and the threat of financial contagion resulted in risk-off trading as investors abandoned equities for the relative safe haven of US and German bonds in the last trading days of June. On our side of the Atlantic, Puerto Rico also went into default. The Organization of the Petroleum Exporting Countries decided to maintain current production levels in the face of global oversupply and weakening crude prices. After a steep drop in oil prices in 2014, crude climbed 12% year-to-date through June to end the second quarter at $59.47/barrel.

Divergent market performance over the period was tied, in part, to merger and acquisition activity in the health care segment of the market, as well as the threat of rising interest rates, which negatively impacted utilities. Within the benchmark index, health care was the best-performing sector, climbing more than 10%. Five of ten Global Industry Classification Standard economic sectors dipped into negative territory over the reporting period, led by double-digit declines in utilities.

Portfolio Review

The Portfolio’s relative underperformance against the benchmark index was due to negative stock selection, which was somewhat offset by positive sector allocations during the trailing six month period.

In terms of stock selection, the Portfolio’s holdings in the utilities and financials sectors were the largest contributors to performance during the reporting period. However, these gains were overwhelmed by poor selection across the health care, consumer discretionary, and consumer staples sectors.

From a sector allocation perspective, underweight positions in utilities and consumer staples, as well as overweights in telecom services and health care contributed to the Portfolio’s relative returns. Overweight positions in the information technology and energy sectors detracted the most from results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Portfolio’s largest overweights relative to the benchmark index were in the telecommunication services, information technology, and materials sectors, whereas the largest relative underweights were in the consumer staples, industrials, and financials sectors.

Average Annual Total Return for the period ended June 30, 2015

	6 month*	1 Year	Since Inception†
NFJ Dividend Value Portfolio	-2.02%	-0.72%	13.68%
Russell 1000 Value Index††	-0.61%	4.13%	17.34%
Lipper Equity (VIP) Income Funds Average	-0.53%	0.73%	13.13%

* Cumulative return.

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date.

Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market. The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the US stock market. The Goldman Sachs Weak Balance Sheet Index, which utilizes the Altman Z-score, a weighted-sum of six key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for a basket of stocks with low Altman Z-scores. The Goldman Sachs Strong Balance Sheet Index, which utilizes the Altman Z-score, a weighted-sum of six key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for a basket of stocks with high Altman Z-scores. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s expense ratio is 1.17%. Expense ratio information is as of the Portfolio’s current prospectus dated April 27, 2015, as supplemented to date.

4

Unaudited

NFJ Dividend Value Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (1/1/15)	Ending Account Value (6/30/15)	Expenses Paid During Period
Actual Performance	$1,000.00	$979.80	$5.65
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.09	$5.76

Expenses are equal to the annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365.

Industry Allocation (as of June 30, 2015)

Banks	14.5%
Oil, Gas & Consumable Fuels	13.3%
Insurance	10.1%
Pharmaceuticals	8.3%
Diversified Telecommunication Services	6.1%
IT Services	3.8%
Automobiles	3.7%
Software	3.7%
Other	35.3%
Cash & Equivalents — Net	1.2%

Cumulative Returns Through June 30, 2015

5

Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2015.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited)

Shares		Value
	COMMON STOCK - 98.8%
	Aerospace & Defense - 2.1%
12,700	Northrop Grumman Corp.	$2,014,601

	Automobiles - 3.7%
238,500	Ford Motor Co.	3,579,885

	Banks - 14.5%
36,600	Citigroup, Inc.	2,021,784
86,900	Fifth Third Bancorp	1,809,258
59,900	JPMorgan Chase & Co.	4,058,824
21,600	PNC Financial Services Group, Inc.	2,066,040
70,600	Wells Fargo & Co.	3,970,544

		13,926,450

	Biotechnology - 2.0%
16,190	Gilead Sciences, Inc.	1,895,525

	Capital Markets - 2.0%
15,500	Ameriprise Financial, Inc.	1,936,415

	Chemicals - 1.9%
24,025	Celanese Corp., Ser A	1,726,917
2,440	Dow Chemical Co.	124,855

		1,851,772

	Communications Equipment - 2.0%
71,200	Cisco Systems, Inc.	1,955,152

	Consumer Finance - 3.4%
15,000	Capital One Financial Corp.	1,319,550
104,256	Navient Corp.	1,898,502

		3,218,052

	Diversified Telecommunication Services - 6.1%
110,200	AT&T, Inc.	3,914,304
40,900	Verizon Communications, Inc.	1,906,349

		5,820,653

	Electric Utilities - 1.8%
32,000	American Electric Power Co., Inc.	1,695,040

	Electrical Equipment - 2.0%
28,800	Eaton Corp. PLC	1,943,712

	Food & Staples Retailing - 1.7%
23,400	Wal-Mart Stores, Inc.	1,659,762

	Health Care Equipment & Supplies - 2.1%
29,500	Baxter International, Inc.	2,062,935

	Health Care Providers & Services - 2.2%
12,600	Anthem, Inc.	2,068,164

7

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited)(continued)

Shares		Value
	COMMON STOCK (continued)
	Industrial Conglomerates - 0.4%
13,381	General Electric Co.	$355,533

	Insurance - 10.1%
26,100	Allstate Corp.	1,693,107
45,900	Hartford Financial Services Group, Inc.	1,908,063
71,000	MetLife, Inc.	3,975,290
21,500	Travelers Cos., Inc.	2,078,190

		9,654,650

	IT Services - 3.8%
12,600	International Business Machines Corp.	2,049,516
153,600	Xerox Corp.	1,634,304

		3,683,820

	Leisure Equipment & Products - 1.8%
66,000	Mattel, Inc.	1,695,540

	Machinery - 2.0%
14,400	Cummins, Inc.	1,889,136

	Multi-line Retail - 2.2%
31,100	Macy’s, Inc.	2,098,317

	Multi-Utilities - 1.9%
47,200	Public Service Enterprise Group, Inc.	1,854,016

	Oil, Gas & Consumable Fuels - 13.3%
17,300	Chevron Corp.	1,668,931
61,900	Royal Dutch Shell PLC ADR	3,528,919
48,600	Sasol Ltd. ADR	1,801,116
74,200	Total S.A. ADR	3,648,414
33,900	Valero Energy Corp.	2,122,140

		12,769,520

	Paper & Forest Products - 1.8%
37,000	International Paper Co.	1,760,830

	Pharmaceuticals - 8.3%
30,600	AbbVie, Inc.	2,056,014
19,600	Johnson & Johnson	1,910,216
60,100	Pfizer, Inc.	2,015,153
33,200	Teva Pharmaceutical Industries Ltd. ADR	1,962,120

		7,943,503

	Road & Rail - 0.2%
2,600	Norfolk Southern Corp.	227,136

	Semiconductors & Semiconductor Equipment - 1.8%
56,600	Intel Corp.	1,721,489

	Software - 3.7%
58,600	CA, Inc.	1,716,394
77,100	Symantec Corp.	1,792,575

		3,508,969

	Total Common Stock (cost - $81,961,497)	94,790,577

8

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited)(continued)

Principal Amount (000s)		Value
	Repurchase Agreements - 1.7%
$1,588	State Street Bank & Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $1,588,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $1,624,438 including accrued interest (cost - $1,588,000)	$1,588,000

	Total Investments (cost-$83,549,497) - 100.5%	96,378,577
	Liabilities in excess of other assets - (0.5)%	(437,000)

	Net Assets - 100.0%	$95,941,577

 Notes to Schedule of Investments:

 (a) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/15

Investments in Securities - Assets
Common Stock	$94,790,577	—	—	$94,790,577
Repurchase Agreements	—	$1,588,000	—	1,588,000

Totals	$94,790,577	$1,588,000	—	$96,378,577

 At June 30, 2015, there were no transfers between Levels 1 and 2.

 Glossary:

 ADR - American Depositary Receipt

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited)

Assets:

Investments, at value (cost-$83,549,497)	$96,378,577

Cash	354

Receivable for investments sold	331,749

Dividends receivable (net of foreign withholding taxes)	117,395

Tax reclaims receivable	45,444

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	844

Total Assets	96,874,363

Liabilities:

Payable for investments purchased	797,388

Investment management fees payable	55,831

Servicing fees payable	19,940

Trustees Deferred Compensation Plan payable (see Note 3)	844

Payable for Portfolio shares redeemed	201

Accrued expenses	58,582

Total Liabilities	932,786

Net Assets	$95,941,577

Net Assets consist of:

Paid-in-capital	$79,868,766

Undistributed net investment income	909,903

Accumulated net realized gain	2,333,828

Net unrealized appreciation	12,829,080

Net Assets	$95,941,577

Shares Issued and Outstanding	7,971,489

Net Asset Value and Redemption Price Per Share	$12.04

See accompanying Notes to Financial Statements	10

Statement of Operations

NFJ Dividend Value Portfolio

Six Months ended June 30, 2015 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $38,602)	$1,472,275

Expenses:

Investment management	342,935

Servicing	122,477

Legal	34,152

Custodian and accounting agent	25,200

Audit and tax services	13,501

Transfer agent	7,499

Shareholder communications	6,253

Trustees	5,340

Insurance	3,811

Miscellaneous	1,145

Total Expenses	562,313

Net Investment Income	909,962

Realized and Change in Unrealized Gain (Loss):

Net realized gain on investments	2,358,166

Net change in unrealized appreciation/depreciation of investments	(5,248,524)

Net realized and change in unrealized loss	(2,890,358)

Net Decrease in Net Assets Resulting from Investment Operations	$(1,980,396)

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Six Months ended June 30, 2015 (unaudited)	Year ended December 31, 2014

Investment Operations:
Net investment income	$909,962	$1,695,313

Net realized gain	2,358,166	8,793,930

Net change in unrealized appreciation/depreciation	(5,248,524)	(890,084)

Net increase (decrease) in net assets resulting from investment operations	(1,980,396)	9,599,159

Dividends and Distributions to Shareholders from:
Net investment income	(1,695,355)	(1,977,556)

Net realized capital gains	(8,818,268)	(3,491,745)

Total dividends and distributions to shareholders	(10,513,623)	(5,469,301)

Share Transactions:
Net proceeds from the sale of shares	1,147,562	3,128,899

Issued in reinvestment of dividends and distributions	10,513,623	5,469,301

Cost of shares redeemed	(4,019,213)	(17,356,996)

Net increase (decrease) from Portfolio share transactions	7,641,972	(8,758,796)

Total decrease in net assets	(4,852,047)	(4,628,938)

Net Assets:
Beginning of period	100,793,624	105,422,562

End of period*	$95,941,577	$100,793,624

*Including undistributed net investment income of:	$909,903	$1,695,296

Shares Issued and Redeemed:
Issued	85,012	232,870

Issued in reinvestment of dividends and distributions	851,995	403,638

Redeemed	(297,873)	(1,280,942)

Net increase (decrease)	639,134	(644,434)

See accompanying Notes to Financial Statements	12

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2015 (unaudited)		Year ended December 31, 2014		Year ended December 31, 2013	Period from August 30, 2012* through December 31, 2012

Net asset value, beginning of period	$13.75		$13.22		$10.28	$10.00

Investment Operations:
Net investment income	0.12		0.23	†	0.25	0.07

Net realized and change in unrealized gain (loss)	(0.36)		1.08		2.79	0.21	(4)

Total from investment operations	(0.24)		1.31		3.04	0.28

Dividends and Distributions to Shareholders from:
Net investment income	(0.24)		(0.28)		(0.08)	-

Net realized gains	(1.23)		(0.50)		(0.02)	-

Total dividends and distributions to shareholders	(1.47)		(0.78)		(0.10)	-

Net asset value, end of period	$12.04		$13.75		$13.22	$10.28

Total Return (1)	(2.02%)		10.01%		29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$95,942		$100,794		$105,423	$86,345

Ratio of expenses to average net assets with fee waiver/reimbursement	1.15%	(3)	1.21%		1.25%	1.25%	(2)(3)

Ratio of expenses to average net assets without fee waiver/reimbursement	1.15%	(3)	1.21%		1.25%	1.28%	(2)(3)

Ratio of net investment income to average net assets	1.86%	(3)	1.68%		2.02%	2.20%	(3)

Portfolio turnover rate	27%		26%		22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements.
Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2015, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited) (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income is recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken.

15

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited) (continued)

The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

 (f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at June 30, 2015.

(g) Custody Credits on Cash Balances

The Portfolio may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

16

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited) (continued)

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or one or more series of Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio through April 30, 2016 to the extent that total annual Portfolio operating expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.25% of the Portfolio’s average daily net assets. The Investment Manager, as per the Expense Limitation Agreement, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/recoupment. As of June 30, 2015, all previous waivers/reimbursements by the Investment Manager have been recouped.

5. Investments in Securities

For the six months ended June 30, 2015, purchases and sales of investments, other than short-term securities, were $25,733,387 and $26,797,226, respectively.

6. Income Tax Information

At June 30, 2015, the cost basis of portfolio securities for federal income tax purposes was $83,573,790. Gross unrealized appreciation was $14,807,133; gross unrealized depreciation was $2,002,346; and net unrealized appreciation was $12,804,787. The difference between book and tax basis was attributable to wash sale loss deferrals.

7. Affiliated Transactions

At June 30, 2015, four affiliated insurance-dedicated fund-of-fund vehicles and two segregated asset accounts sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2015 (unaudited) (continued)

8. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 31, 2015, the Trust entered into a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Allianz Funds Multi-Strategy Trust (collectively, the “AGI Borrowers” and each series thereof, an “AGI Borrower Fund”) and Northern Trust Company, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. Each AGI Borrower Fund will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AGI Borrower Funds. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

There were no other subsequent events identified that require recognition or disclosure.

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Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of NFJ Dividend Value Portfolio (the “Portfolio”) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreement between the Investment Manager and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”). The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Independent Trustees had a pre-meeting on March 4-5, 2015 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from fund management attended portions of that meeting to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Lipper, Inc. (“Lipper”) for the Portfolio and its Lipper peer group.

At an in-person meeting held on March 23, 2015, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2015 through March 31, 2016 with respect to the Portfolio.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser, under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”), an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Lipper (the “Lipper performance universe”), the performance of an applicable benchmark index and the total return investment performance (based on net assets) of the Portfolio for various time periods; (ii) information on the Portfolio’s management fees and other expenses and information provided by Lipper on the management fees and other expenses of comparable funds identified by Lipper; (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Adviser, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Portfolio; (iv) the estimated profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended December 31, 2014; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices; and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolio.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that their conclusions may be based, in part, on their consideration of the Portfolio’s investment management and related fee arrangements during the course of the year and in prior years. The Trustees also took into account that the Investment Manager had proposed the continuation of an expense cap for the Portfolio. The Trustees also considered the risk profile of the Portfolio.

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance

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Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for Portfolio shares against their respective Lipper performance universe for the one-year period ended November 30, 2014. For the Portfolio, performance was above median (in the third quintile) for the one-year period.

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Portfolio in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of a peer group of funds based on information provided by Lipper. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps fees or expenses of the Portfolio. The Trustees also considered, among other items: (i) the level of the Portfolio’s sub-advisory fee; (ii) the allocation of the management fee between the Investment Manager and the Sub-Adviser, and the services provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand; and (iii) that the Investment Manager (and not the Portfolio) pays the Sub-Advisory fee.

In comparing the Portfolio to its Lipper peers, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while many peer funds in the Lipper category have separate advisory and administration agreements with separate fees.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolio, the greater entrepreneurial risk in managing mutual funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Lipper comparing the Portfolio’s management fee and ratios of total expenses to net assets (“total expense ratios”) to those of a group of comparable funds for the most recent fiscal year ended December 31, 2014. The Trustees noted that the Lipper data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees. The Portfolio’s fee and expense rankings are discussed below relative to the median of the Lipper-selected group of comparable funds. The Portfolio’s management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile and fifth quintile, respectively).

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Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as an open-end investment company, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and was therefore approved.

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Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

 In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

 We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

 We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

 The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

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Privacy Policy (unaudited) (continued)

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Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

23

Premier Multi-Series VIT

Trustees

Davey S. Scoon

   Chairman of the Board of Trustees

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

Susan M. King

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

   President & Chief Executive Officer

Lawrence G. Altadonna

   Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

    Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

  Chief Compliance Officer

Scott Whisten

    Assistant Treasurer

Richard J. Cochran

     Assistant Treasurer

Orhan Dzemaili

    Assistant Treasurer

Investment Manager

   Allianz Global Investors Fund Management LLC

   1633 Broadway

   New York, NY 10019

Sub-Adviser

    NFJ Investment Group LLC

    2100 Ross Avenue, Suite 700

    Dallas, TX 75201

Distributor

   Allianz Global Investors Distributors LLC

   1633 Broadway

   New York, NY 10019

Custodian & Accounting Agent

   State Street Bank & Trust Co.

   801 Pennsylvania Avenue

   Kansas City, MO 64105

Transfer Agent

   Boston Financial Data Services, Inc.

   330 West 9th Street, 5th Floor

   Kansas City, MO 64105

Independent Registered Public Accounting Firm

  PricewaterhouseCoopers LLP

  300 Madison Avenue

  New York, NY 10017

Legal Counsel

  Ropes & Gray LLP

  Prudential Tower

  800 Boylston Street

  Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AGI-2015-07-01-12609

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Semiannual Report

June 30, 2015

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 –21	Notes to Financial Statements

22 –23	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

24 –25	Privacy Policy

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

The global financial markets generated weak results for the period of April 27, 2015 through June 30, 2015. While economic data generally improved, it was overshadowed by periods of investor risk aversion, partially driven by the escalating crisis in Greece. As such, both the global equity market and the global bond market posted negative returns over this period.

For the period from inception on April 27, 2015 through the end of the reporting period on June 30, 2015, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -3.50% underperforming the blended benchmark, 35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Aggregate Government/10% Barclays US Aggregate Credit/5% JPM EMBI+ Index, which returned -2.88%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised annual pace of 2.1% during the fourth quarter of 2014. The US economy then moderated during the first quarter of 2015, as the US Commerce Department reported that GDP grew at an annual pace of 0.6%. However, US economic activity then improved, as the Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.3% for the second quarter of 2015.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, but it appeared to move closer to its first rate hike in nearly a decade. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Then, at its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the US was mixed during the reporting period. Anemic growth and concerns of deflation in the euro zone caused the European Central Bank (“ECB”) to announce that, beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, if not longer. Early indications are that the ECB’s actions have helped to spur modest growth. The Bank of Japan (“BoJ”) also maintained a highly accommodative monetary policy. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China (“PBoC”) lowered rates four times during the reporting period in an effort to stimulate growth. Its most recent action in June 2015 pushed rates down to 4.85%.

2

Outlook

While there have been signs of progress, Greece will likely remain a headline-generator for some time. While we expect continued volatility and acknowledge the potential for a “Grexit,” Greece exiting the euro or possibly even the European Union, the balance of risks appears containable and may present buying opportunities.

Looking beyond geopolitics, global macroeconomic data remain consistent with a moderate pace of growth heading into the second half of 2015. From an inflation standpoint, if the current trend holds, easier year-over-year comparables may cause a marked uptick in inflation in the industrialized world by early 2015, a development that may be under-appreciated by some investors.

Despite the changing economic environment, money and bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond-market liquidity, could result in more volatility as we get closer to interest rate “lift-off.” While this volatility may also affect equities more than bonds, stocks should see support from improving economic growth.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager and Allianz Global Investors U.S. LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

From inception on April 27, 2015 through June 30, 2015, as provided by the Multi-Asset US Group.

Portfolio Insights

For the period since the Portfolio’s inception on April 27, 2015 through June 30, 2015, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -3.50%, underperforming the 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Barclays US Aggregate Government Index/10% Barclays US Aggregate Credit Index/5% JPM EMBI+ Index (the “benchmark index”), which returned -2.88%.

Strategy Recap

The Portfolio seeks to provide enhanced risk-adjusted returns and risk mitigation relative to a global 60% equities/40% fixed-income benchmark. To achieve this objective, the Dynamic Multi-Asset Plus strategy dynamically allocates its assets based on the investment management team’s assessment of asset class trends and their underlying fundamentals. The Portfolio favors volatile asset classes when trends and fundamentals are positive and becomes more defensive in its positioning when they are not. The investment team has the ability to adjust the equity allocation up to 65% when markets are favorable and down to 10% in times of market stress.

Market Environment

Since the Portfolio’s inception, US equity returns, as measured by the S&P 500 Index, declined 1.76%, while results varied from a market capitalization and style perspective. In the US, small-cap stocks outperformed, with the Russell 2000 Index returning 0.38%, outpacing the large-cap Russell 1000 Index’s 1.75% decline. From a style perspective, value oriented stocks outperformed as reflected by the Russell 1000 Value (-1.31%) and Growth (-2.15%) Indices. International equities declined more notably over the period with the MSCI EAFE Index declining 4.74% in USD (net of withheld dividends), as investors grappled with the possibility that Greece might depart the euro zone. Equities in emerging markets posted a marked decline over the period, as the MSCI Emerging Market Index lost 8.05% (in USD).

In US fixed income, the Barclays Aggregate Bond Index declined 1.90%, as the 10 year Treasury (constant maturity) ended the period with a yield of 2.35% rising from a yield of 1.94% on April 27th. Credit spreads continued to move higher over the period, as record new issuance continued with particular influence on investment grade credits. US TIPS also declined in value with the Barclays US Government Inflation-Linked Bond Index falling 2.36%, as the 10 year inflation indexed security ended with a real yield of 0.5% rising from roughly 0% at the beginning of the period.

Portfolio Review

In global equities, the Portfolio entered the period with an underweight (55% vs. 60% benchmark), as it had a reduced emphasis on US large cap (30% weight vs. 35% benchmark) and emerging market (3% vs. 5% benchmark) equities. Conversely, the Portfolio was modestly overweight developed equities outside the US (21% vs. a 20% benchmark). During the period, the US large-cap equity position was increased to end roughly in-line with the benchmark (-1% underweight) while exposure to international equities was increased to more than 5% above the benchmark before ending the period with a modest (1%) overweight. The underweight to emerging market equities was further decreased to end the period with a -3% underweight.

In fixed income, the Portfolio entered the period with an underweight (32% vs. 40% benchmark), reflecting underweights to US government bonds (15% vs. 25% benchmark) in favor of corporate bonds (12% vs. 10% benchmark), while the Portfolio’s exposure to emerging market debt was roughly in-line with the benchmark’s 5% weight. By the end of the reporting period, US government bond exposure was increased to an overweight of 3% while US corporate and emerging market debt were conversely reduced to underweights of roughly -3% each.

In the Portfolio’s opportunistic segment, a roughly 4% weight to US small-cap equities were held at the beginning of the period, while the position was reduced intra-period before ending with a roughly 4% weight. Treasury Inflation Protected Securities (“TIPS”) were also held at the Portfolio’s inception, though the position was sold shortly into the period.

While the Portfolio ultimately ended with a return below the blended benchmark index, the result included a combination of detractors and contributors. The primary detractor from relative results over the period was the intra-period overweight to developed markets outside the US, which trailed over the period. The effect was partially offset by the contributive effects of being underweight emerging market equities which declined by over 8% during the period. Positioning effects in the Portfolio’s opportunistic exposure were ultimately a headwind over the period, as timing effects in TIPS and US small-cap equities modestly detracted from results.

Market Outlook

Global macroeconomic data remain consistent with a moderate pace of growth heading into the second half of 2015. From an inflation standpoint, if the current trend holds, easier year-over-year comparables may cause a moderate uptick in inflation in the developed world by early 2016.

Despite the changing economic environment, money and bond markets still do not appear to be priced for the start of a Federal Reserve tightening. This, combined with poor bond market liquidity, could result in more volatility as we get closer to lift-off. While this may also impact equities more than bonds, stocks should see support from improving economic growth.

4

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Cumulative Total Return for the period ended June 30, 2015

Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	-3.50%
MSCI AC World Index††	-3.74%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Agg Gov’t/10% Barclays US Agg Credit/5% JPM EMBI+ Index††	-2.88%
Lipper (VIP) Mixed-Asset Target Alloc Moderate Funds Average	-1.03%

† The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date.

Lipper performance comparisons began on 4/30/15.

†† The Barclays US Aggregate Credit Index includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

The Barclays US Aggregate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

The JPMorgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for US dollar denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 2.95%. The ratio does not include an expense reduction, contractually guaranteed through at least April 30, 2016. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated April 27, 2015, as supplemented to date.

Shareholder Expense Example

	Beginning Account Value	Ending Account Value (6/30/15)	Expenses Paid During Period*
Actual Performance	$1,000.00	$965.00	$2.07
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,018.84	$6.01

* The Portfolio commenced operations on April 27, 2015. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning January 1, 2015. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been $1,006.66 and $2.11, respectively.

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 64/365 for the Actual expense example and 181/365 for the Hypothetical expense example. The expense ratio does not include the expenses of the Underlying Funds, which are based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio.

Asset Allocation (as of June 30, 2015)

U.S. Treasury Obligations	21.2%
U.S. Government Agency Securities	15.2%
Corporate Bonds & Notes	12.9%
Mutual Funds	6.9%
Sovereign Debt Obligations	2.6%
Exchange-Traded Funds	1.9%
Cash & Equivalents — Net	39.3%

Cumulative Returns Through June 30, 2015

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2015.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)

Principal Amount (000s)		Value
	U.S. Treasury Obligations - 21.2%
	U.S. Treasury Bonds,
$170	3.00%, 11/15/44	$165,524
140	4.375%, 5/15/41	172,320
130	5.375%, 2/15/31	174,444
200	7.625%, 11/15/22	276,859
	U.S. Treasury Notes,
190	0.75%, 2/28/18	189,154
190	1.00%, 9/30/16	191,381
260	1.00%, 6/30/19 (a)	256,100
300	1.125%, 3/31/20 (a)	293,250
220	1.50%, 2/28/19 (a)	221,719
220	1.875%, 10/31/17	225,483
260	2.00%, 5/31/21 (a)	261,483
260	2.00%, 2/15/23 (a)	256,831
170	2.125%, 2/29/16	172,191
180	2.25%, 7/31/18	186,483
250	3.00%, 2/28/17 (a)	260,078

	Total U.S. Treasury Obligations (cost - $3,374,252)	3,303,300

	U.S. Government Agency Securities - 15.2%
	Federal Home Loan Bank,
400	0.25%, 5/18/16	399,467
400	0.25%, 5/26/16	399,367
	Fannie Mae,
400	0.375%, 12/21/15	400,303
150	1.375%, 11/15/16	151,769
	Freddie Mac,
400	0.40%, 5/27/16	399,982
400	0.50%, 5/13/16	400,552
220	1.00%, 6/29/17	221,238

	Total U.S. Government Agency Securities (cost - $2,374,050)	2,372,678

	Corporate Bonds & Notes - 12.9%
	Germany - 5.1%
	KFW,
400,000	0.50%, 9/30/15	400,299
400,000	0.50%, 4/19/16	400,354

		800,653

	Norway - 2.6%
400,000	Kommunalbanken AS, 0.50%, 3/29/16	400,306

	Supranational - 5.2%
	European Investment Bank,
400,000	0.625%, 4/15/16	400,738
400,000	2.50%, 5/16/16	407,248

		807,986

	Total Corporate Bonds & Notes (cost - $2,009,145)	2,008,945

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

Shares		Value
	Mutual Funds (b)(c) - 6.9%
19,128	PIMCO Emerging Markets Bond	$194,919
83,827	PIMCO Investment Grade Corporate Bond	875,150

	Total Mutual Funds (cost - $1,106,450)	1,070,069

Principal Amount (000s)
	Sovereign Debt Obligations - 2.6%
	Denmark - 2.6%
$400,000	Kingdom of Denmark 0.375%, 4/25/16
	(cost - $400,220)	400,112

Shares
	Exchange-Traded Funds - 1.9%
1,265	iShares iBoxx $ Investment Grade Corporate Bond	146,386
1,414	iShares J.P. Morgan USD Emerging Markets Bond	155,427

	Total Exchange-Traded Funds (cost -$313,157 )	301,813

Principal Amount (000s)
	Repurchase Agreements - 34.4%
$5,366	State Street Bank & Trust Co., dated 6/30/15, 0.00%, due 7/1/15, proceeds $5,366,000; collateralized by U.S. Treasury Notes, 1.75%, due 2/28/22, valued at $5,475,688 including accrued interest (cost - $5,366,000)	5,366,000

	Total Investments (cost-$14,943,274) - 95.1%	14,822,917
	Other assets less liabilities - 4.9%	766,248

	Net Assets - 100.0%	$15,589,165

 Notes to Schedule of Investments:

 (a) All or partial amount segregated for the benefit of the counterparty as collateral for futures.

 (b) Affiliated fund.

 (c) Institutional Class share.

 (d) Futures contracts outstanding at June 30, 2015:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)

Long:	5-Year U.S. Treasury Note	3	$358	9/30/15	$18
	10-Year U.S. Treasury Note	2	252	9/21/15	(4)
	Euro STOXX 50 Index	9	345	9/18/15	(7,640)
	Mini MSCI EAFE Index	30	2,751	9/18/15	(54,998)
	Mini MSCI Emerging Markets Index	6	288	9/18/15	850
	Mini S&P 500 Index	52	5,341	9/18/15	(55,375)
	Russell 2000 Mini Index	5	625	9/18/15	(3,213)
	TOPIX Index	3	400	9/10/15	(6,983)
Short:	FTSE 100 Index	(1)	(102)	9/18/15	(222)

					$(127,567)

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

(e) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/15

Investments in Securities - Assets
U.S. Treasury Obligations	—	$3,303,300	—	$3,303,300
U.S. Government Agency Securities	—	2,372,678	—	2,372,678
Corporate Bonds & Notes	—	2,008,945	—	2,008,945
Mutual Funds	$1,070,069	—	—	1,070,069
Sovereign Debt Obligations	—	400,112	—	400,112
Exchange-Traded Funds	301,813	—	—	301,813
Repurchase Agreements	—	5,366,000	—	5,366,000

	1,371,882	13,451,035	—	14,822,917

Other Financial Instruments*- Assets
Interest Rate Contracts	18	—	—	18
Market Price	850	—	—	850

	868	—	—	868

Other Financial Instruments*- Liabilities
Interest Rate Contracts	(4)	—	—	(4)
Market Price	(128,431)	—	—	(128,431)

	(128,435)	—	—	(128,435)

Totals	$1,244,315	$13,451,035	—	$14,695,350

* Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

(f) The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2015:

Location	Interest Rate Contracts	Market Price	Total

Asset derivatives:
Receivable for variation margin on futures contracts*	$18	$850	$868

Liability derivatives:
Payable for variation margin on futures contracts*	$(4)	$(128,431)	$(128,435)

* Included in net unrealized depreciation of $127,567 on futures contracts as reported in note (d) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended June 30, 2015:

Location	Interest Rate Contracts	Market Price	Total

Net realized loss on futures contracts	$683	$(227,433)	$(226,750)

Net unrealized appreciation/depreciation of futures contracts	14	(127,581)	(127,567)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the period ended June 30, 2015:

Futures Contracts (1)

Long	Short

55	1

(1) Number of contracts

Glossary:

ADR - American Depositary Receipt

EAFE - Europe, Australia and Far East

FTSE - Financial Times Stock Exchange

MSCI - Morgan Stanley Capital International

TOPIX - Tokyo Stock Price Index

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)

Assets:

Investments, at value (cost-$8,470,824)	$8,386,848

Investments in Affiliates, at value (cost -$1,106,450)	1,070,069

Repurchase agreements, at value (cost -$5,366,000)	5,366,000

Cash	864

Receivable for investments sold	424,399

Deposits with brokers for derivatives	421,640

Receivable for Portfolio shares sold	53,634

Deferred offering costs	46,181

Interest receivable	22,583

Receivable from Investment Manager	4,830

Dividends receivable from Affiliates	3,827

Receivable for variation margin on futures contracts	868

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 5)	66

Total Assets	15,801,809

Liabilities:

Payable for variation margin on futures contracts	128,435

Due to Investment Manager	46,181

Payable for investments in Affiliates purchased	3,827

Servicing fees payable	3,157

Trustee Deferred Compensation Plan payable (see Note 5)	66

Accrued expenses	30,978

Total Liabilities	212,644

Net Assets	$15,589,165

Net Assets consist of:
Paid-in-capital	$16,126,088

Net investment loss	(7,042)

Net realized loss	(280,636)

Net unrealized depreciation	(249,245)

Net Assets	$15,589,165

Shares Issued and Outstanding	1,614,665

Net Asset Value and Redemption Price Per Share	$9.65

See accompanying Notes to Financial Statements	10

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Period from April 27, 2015* through June 30, 2015 (unaudited)

Investment Income:

Interest	$9,200

Dividends from investments in Affiliates	8,623

Dividends	7,015

Total Investment Income	24,838

Expenses:

Organizational	25,000

Investment management	18,596

Custodian and accounting agent	12,625

Offering	9,819

Legal	8,767

Audit and tax services	8,673

Servicing	6,642

Shareholder communications	2,428

Transfer agent	1,125

Trustees	711

Miscellaneous	596

Total Expenses	94,982

Less: Fee waiver/reimbursement from Investment Manager	(63,102)

Net Expenses	31,880

Net Investment Loss	(7,042)

Realized and Unrealized Loss:

Net realized loss on investments:

Investments	(36,454)

Investments in Affiliates	(17,142)

Futures contracts	(226,750)

Foreign currency transactions	(290)

Net unrealized appreciation/depreciation of:

Investments	(83,976)

Investments in Affiliates	(36,381)

Futures contracts	(127,567)

Foreign currency transactions	(1,321)

Net realized and unrealized loss	(529,881)

Net Decrease in Net Assets Resulting from Investment Operations	$(536,923)

* Commencement of operations.

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

Period from April 27, 2015* through June 30, 2015 (unaudited)

Investment Operations:

Net investment loss	$(7,042)

Net realized loss	(280,636)

Net unrealized depreciation	(249,245)

Net decrease in net assets resulting from investment operations	(536,923)

Share Transactions:

Net proceeds from the sale of shares	1,145,566

Cost of shares redeemed	(19,478)

Net increase from Portfolio share transactions	1,126,088

Total increase in net assets	589,165

Net Assets:

Beginning of period	15,000,000

End of period**	$15,589,165

**Including net investment loss of:	$(7,042)

Shares Issued and Redeemed:

Issued	116,647

Redeemed	(1,982)

Net increase	114,665

* Commencement of operations.

See accompanying Notes to Financial Statements	12

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding for the period April 27, 2015* through June 30, 2015 (unaudited)

Net asset value, beginning of period	$10.00

Investment Operations:
Net investment loss	-	†

Net realized and unrealized loss	(0.35)

Total from investment operations	(0.35)

Net asset value, end of period	$9.65

Total Return (1)	(3.50)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$15,589

Ratio of expenses to average net assets with fee waiver/reimbursement	1.20%	(2)(3)

Ratio of expenses to average net assets without fee waiver/reimbursement	2.58%	(2)(3)

Ratio of net investment loss to average net assets	(0.27)%	(2)(3)

Portfolio turnover rate	31%

*	Commencement of operations.
†	Less than ($0.01) per share.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2015, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - the Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. The Portfolio sold and issued 1,500,000 shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) at an aggregate purchase price of $15,000,000.

The Portfolio’s objective is to seek long term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Portfolio’s financial statements.

In April 2015, the FASB issued an ASU 2015-7, disclosures for investments in certain entities that calculate net asset value per share (“NAV”) (or its equivalent), modifying ASC 946 Financial Services Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. ASU 2015-7 is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the NAV as reported on each business day. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)  (continued)

methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
●	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the period ended June 30, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited) (continued)

active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are observable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories; investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issues by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market markers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions to shareholders from return of capital.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited) (continued)

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at June 30, 2015.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bear directly in connection with its own operations.

(j) Organizational and Offering Costs

Organizational costs are expensed at the inception of the Portfolio. Offering costs are amortized over a twelve-month period from the inception of the Portfolio.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Portfolio are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s’ investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

3. Underlying Funds and Other Acquired Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with Portfolio correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which Portfolio’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

“Due to Investment Manager” on the Statement of Asset and Liabilities represents the remaining payable for the Portfolio’s offering costs that were paid by the Investment Manager.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services,

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in a Fund or Funds, or one or more series of Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse the Portfolio through April 30, 2016, to the extent that total annual Portfolio operating expenses, including payment organizational expenses but excluding interest, tax and extraordinary expenses, acquired fund fees and expenses, and certain credits and other expenses, exceed 1.20% of the Portfolio’s average net assets. The Investment Manager, as per the Expense Limitation Agreement may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement.

7. Investments in Securities

For the period ended June 30, 2015, purchases and sales of investments, other than short-term securities, were:

U.S. Government Obligations		All Other
Purchases	Sales Proceeds	Purchases	Sales Proceeds

$3,580,733	-	$3,314,107	$1,840,904

8. Income Tax Information

At June 30, 2015, the cost basis of portfolio securities for federal income tax purposes was $14,953,508. Gross unrealized appreciation was $0; gross unrealized depreciation was $130,591; and net unrealized depreciation was $130,591. The difference between book and tax basis was attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

9. Affiliated Transactions

At June 30, 2015, two affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

The table below shows the transactions in and earning from affiliates for the period ended June 30, 2015:

	Market Value 4/27/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2015	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received

PIMCO Broad U.S. TIPS Index	-	$380,120	$(370,151)	-	-	-	$(9,969)	-
PIMCO Emerging Markets Bond	-	527,605	(320,000)	$(5,513)	$194,919	$2,605	(7,173)	-
PIMCO Investment Grade Corporate Bond	-	906,018	-	(30,868)	875,150	6,018	-	-

Totals	-	$1,813,743	$(690,151)	$(36,381)	$1,070,069	$8,623	$(17,142)	-

*Commencement of operations.

10. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2015 (unaudited)(continued)

On July 31, 2015, the Trust entered into a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Allianz Funds Multi-Strategy Trust (collectively, the “AGI Borrowers” and each series thereof, an “AGI Borrower Fund”) and Northern Trust Company, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. Each AGI Borrower Fund will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AGI Borrower Funds. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

There were no other subsequent events identified that require recognition or disclosure.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management or sub-advisory agreement for a portfolio.

The new agreements approved during the period covered by this report relate to the organization of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “New Portfolio”), a new series of the Trust, which commenced operations on April 27, 2015. At an in-person meeting held on March 23, 2015, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of the New Portfolio with Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Manager and Allianz Global Investors U.S. LLC (“AGI U.S.” or the “Sub-Adviser”) with respect to the New Portfolio. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The material factors and conclusions that formed the basis of these approvals for the New Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed with respect to the New Portfolio by the Investment Manager and the Sub-Adviser, respectively (collectively referred to herein as the “Advisers”), under the Agreements.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Advisers which included, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Portfolio, (ii) information on the New Portfolio’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) information regarding the investment performance and fees for other funds and accounts managed by AGIFM, AGI U.S. or an affiliate, including institutional and separate accounts, with similar objective(s) and policies to those of the New Portfolio, (iv) an estimate of the profitability to AGIFM from its relationship with the New Portfolio during its first year, (v) descriptions of various functions to be performed by the Advisers for the New Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices, (vi) information regarding the overall organization of the Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Portfolio, and (vii) information regarding the fees of other funds and accounts managed by AGI U.S. with similar investment objective(s) and policies to those of the New Portfolio, if any.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees also took into account that AGIFM had proposed to observe certain management fee waivers and/or expense limitations for the New Portfolio. The Trustees also considered the risk profile of the New Portfolio.

As part of their review, the Trustees examined the ability of the Advisers to provide high-quality investment management and other services to the New Portfolio. Among other information, they considered the investment philosophy and research and decision-making processes of AGI U.S.; the experience of key advisory personnel of AGI U.S. or its affiliates who would be responsible for portfolio management of the New Portfolio; the ability of the Advisers to attract and retain capable personnel; and the capability of the senior management and staff of the Advisers. In addition, the Trustees reviewed the quality of the Advisers’ expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Portfolio; the nature, extent and quality of certain administrative services AGIFM would be responsible for providing to the New Portfolio; and conditions that might affect the Advisers’ ability to provide high-quality services to the New Portfolio in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that AGI U.S.’s and its affiliates’ investment processes, research capabilities and philosophy were well suited to the New Portfolio given the New Portfolio’s investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

In assessing the reasonableness of the New Portfolio’s proposed fees under the Agreements, the Trustees considered, among other information, the New Portfolio’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that AGIFM would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar.

The Trustees considered how the net expense ratio of the New Portfolio was expected to compare to its Morningstar peers, and considered comparisons of the New Portfolio’s proposed management fee with the advisory fees of the peer funds compiled from Morningstar. The Trustees took into account that a comparison of the New Portfolio’s proposed management fee to the advisory fee of peer funds is complicated because the New Portfolio’s proposed management fee includes a component for administrative services while peer funds may have separate advisory and administration agreements with separate fees. The Trustees therefore placed a significant emphasis on the estimated net expense ratio of the New Portfolio compared to the net expense ratios of the Morningstar peer funds, recognizing that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds. Discussion followed.

The Trustees noted that the proposed management fees and estimated net expense ratios for the New Portfolio were in line with but somewhat higher than the median of the New Portfolio’s Morningstar peer funds.

The Trustees considered the proposed allocation of the management fee between AGIFM and AGI U.S., and the services to be provided by AGIFM, on the one hand, and AGI U.S., on the other hand, and took into account AGIFM’s proposal that the fee split as initially proposed be adjusted to better approximate advisory/sub-advisory fee splits of newer funds in the AllianzGI fund complex. They noted that AGIFM (and not the New Portfolio) would pay the sub-advisory fees.

The Trustees also considered, with respect to the New Portfolio, the management fees charged by AGI U.S. to other funds and accounts, if any, with similar investment strategies to the New Portfolio.

The Trustees also considered the estimated profitability to AGIFM from its relationship with the New Portfolio and noted such profitability was expected to be negative for the New Portfolio’s first year of operation based on estimates of the New Portfolio’s average assets.

The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing and supporting the New Portfolio. The Trustees indicated that they also took into account that, as an open-end investment company, the New Portfolio intends to raise additional assets, so as the assets of the New Portfolio increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by AGIFM for the New Portfolio.

Additionally, the Trustees considered so-called “fall-out benefits” to the Advisers and their affiliates, such as reputational value derived from serving as investment manager and sub-adviser to the New Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the proposed fees payable under each of the Agreements represent reasonable compensation in light of the nature, extent and quality of the services to be provided by AGIFM or AGI U.S., as the case may be, and should be approved for an initial two-year period. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the initial approval of the Agreements was in the interests of the New Portfolio and its shareholders and should be approved.

Privacy Policy (unaudited)

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Privacy Policy (unaudited) (continued)

●

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT

Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
F. Ford Drummond
Bradford K. Gallagher	Sub-Adviser
James A. Jacobson	Allianz Global Investors U.S. LLC
Hans W. Kertess	1633 Broadway
Susan M. King	New York, NY 10019
James S. MacLeod
William B. Ogden, IV	Distributor
Alan Rappaport	Allianz Global Investors Distributors LLC
Julian Sluyters	1633 Broadway
New York, NY 10019
Officers
Julian Sluyters	Custodian & Accounting Agent
President & Chief Executive Officer	State Street Bank & Trust Co.
Lawrence G. Altadonna	801 Pennsylvania Avenue
Treasurer, Principal Financial & Accounting Officer	Kansas City, MO 64105
Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer	Transfer Agent
Thomas L. Harter	Boston Financial Data Services, Inc.
Chief Compliance Officer	330 West 9th Street, 5th Floor
Scott Whisten	Kansas City, MO 64105
Assistant Treasurer
Richard J. Cochran	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Orhan Dzemaili	300 Madison Avenue
Assistant Treasurer	New York, NY 10017

Legal Counsel Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AGI-2015-07-28-12890

ITEM 2.	CODE OF ETHICS
(a)	Not required in this filing.
ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES
(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.
(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	August 20, 2015

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters,
President & Chief Executive Officer

Date:	August 20, 2015

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	August 20, 2015